Exhibit 99.1

ZYMEWORKS INC.

(the “Company”)

Special Meeting of Securityholders

October 7, 2022

REPORT OF VOTING RESULTS

Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations

On October 7, 2022, the Company held a special meeting (the “Special Meeting”) of holders of: (i) common shares of the Company (each, a “Common Share” and the holders thereof, the “Zymeworks Shareholders”), (ii) pre-funded warrants to purchase Common Shares (the “Warrants”, and the holders thereof, the “Warrantholders”), (iii) and equity incentive awards (each, an “Incentive Award” and the holders thereof, the “Incentive Awardholders”) (the Zymeworks Shareholders, Warrantholders and Incentive Awardholders are collectively referred to herein as the “Securityholders”). At the Special Meeting, the Securityholders considered and voted upon a proposal to approve a series of transactions (the “Redomicile Transactions”) pursuant to which Zymeworks Delaware Inc., a Delaware corporation, would become the ultimate parent company of the Company pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia).

Securities Represented at the Special Meeting

Common Shares represented at the Special Meeting:	30,955,015
Total issued and outstanding Common Shares as at record date:	61,694,387
Percentage of issued and outstanding Common Shares represented:	50.17%

Warrants represented at the Special Meeting:	0
Total issued and outstanding Warrants as at record date:	4,794,224
Percentage of issued and outstanding Warrants represented:	0%

Incentive Awards represented at the Special Meeting:	5,541,307
Total issued and outstanding Incentive Awards as at record date:	8,131,042
Percentage of issued and outstanding Incentive Awards represented:	68.15%

Business of the Meeting

The resolution to approve the Redomicile Transactions received the following votes:

	Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstain	% Votes Abstain
Zymeworks Shareholders, Warrantholders and Incentive Awardholders, voting together as a single class	34,612,420	94.84%	1,830,919	5.02%	52,983	0.14%

Zymeworks Shareholders, voting separately	29,073,873	93.92%	1,828,159	5.91%	52,983	0.17%

The final scrutineer’s report is attached to this report as Exhibit A.

No other business was voted upon at the Special Meeting.

Dated: October 7, 2022

Exhibit A

Final Scrutineer’s Report

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

PREPARED BY

COMPUTERSHARE INVESTOR SERVICES INC.

VANCOUVER

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

FINAL SCRUTINEER’S REPORT

COMBINED SECURITIES

0	SECURITYHOLDER IN PERSON, REPRESENTING	0	SECURITIES

240	SECURITYHOLDERS BY PROXY, REPRESENTING	36,496,322	SECURITIES

240	TOTAL SECURITYHOLDERS, HOLDING	36,496,322	SECURITIES

	TOTAL SECURITIES ISSUED AND OUTSTANDING AS AT RECORD DATE:	74,619,653

	PERCENTAGE OF OUTSTANDING SECURITIES REPRESENTED AT THE MEETING:	48.91%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

FINAL SCRUTINEER’S REPORT

COMMON SHARES

0	SHAREHOLDER IN PERSON, REPRESENTING	0	SHARES

136	SHAREHOLDERS BY PROXY, REPRESENTING	30,955,015	SHARES

136	TOTAL SHAREHOLDERS, HOLDING	30,955,015	SHARES

	TOTAL SHARES ISSUED AND OUTSTANDING AS AT RECORD DATE:	61,694,387

	PERCENTAGE OF OUTSTANDING SHARES REPRESENTED AT THE MEETING:	50.17%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

FINAL SCRUTINEER’S REPORT

INCENTIVE AWARDS

0	INCENTIVE AWARDHOLDER IN PERSON, REPRESENTING	0	INCENTIVE AWARDS

104	INCENTIVE AWARDHOLDERS BY PROXY, REPRESENTING	5,541,307	INCENTIVE AWARDS

104	TOTAL INCENTIVE AWARDHOLDERS, HOLDING	5,541,307	INCENTIVE AWARDS

	TOTAL INCENTIVE AWARDS ISSUED AND OUTSTANDING AS AT RECORD DATE:	8,131,042

	PERCENTAGE OF OUTSTANDING INCENTIVE AWARDS REPRESENTED AT THE MEETING:	68.15%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

FINAL SCRUTINEER’S REPORT

WARRANTS

0	WARRANTHOLDER IN PERSON, REPRESENTING	0	WARRANTS

0	WARRANTHOLDER BY PROXY, REPRESENTING	0	WARRANTS

0	TOTAL WARRANTHOLDER, HOLDING	0	WARRANTS

	TOTAL WARRANTS ISSUED AND OUTSTANDING AS AT RECORD DATE:	4,794,224

	PERCENTAGE OF OUTSTANDING WARRANTS REPRESENTED AT THE MEETING:	0.00%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

REPORT ON PROXIES

COMBINED SECURITIES

MOTIONS	NUMBER OF SECURITIES					PERCENTAGE OF VOTES CAST
	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
Redomicile Resolution	34,612,420	1,830,919	52,983	0	0	94.84%	5.02%	0.14%

TOTAL SECURITYHOLDERS VOTED BY PROXY:	240
TOTAL SECURITIES ISSUED & OUTSTANDING:	74,619,653
TOTAL SECURITIES VOTED:	36,496,322
TOTAL % OF SECURITIES VOTED:	48.91%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

REPORT ON PROXIES

COMMON SHARES

	NUMBER OF SHARES					PERCENTAGE OF VOTES CAST
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
Redomicile Resolution	29,073,873	1,828,159	52,983	0	0	93.92%	5.91%	0.17%

TOTAL SHAREHOLDERS VOTED BY PROXY:	136
TOTAL SHARES ISSUED & OUTSTANDING:	61,694,387
TOTAL SHARES VOTED:	30,955,015
TOTAL % OF SHARES VOTED:	50.17%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

REPORT ON PROXIES

INCENTIVE AWARDS

	NUMBER OF SECURITIES					PERCENTAGE OF VOTES CAST
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
Redomicile Resolution	5,538,547	2,760	0	0	0	99.95%	0.05%	0.00%

TOTAL SECURITYHOLDERS VOTED BY PROXY:	104
TOTAL SECURITIES ISSUED & OUTSTANDING:	8,131,042
TOTAL SECURITIES VOTED:	5,541,307
TOTAL % OF SECURITIES VOTED:	68.15%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

ZYMEWORKS INC

SPECIAL MEETING OF SECURITYHOLDERS

HELD ON OCTOBER 7, 2022

REPORT ON PROXIES

WARRANTS

	NUMBER OF WARRANTS					PERCENTAGE OF VOTES CAST
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
Redomicile Resolution	0	0	0	0	0	0.00%	0.00%	0.00%

TOTAL WARRANTHOLDERS VOTED BY PROXY:	0
TOTAL WARRANTS ISSUED & OUTSTANDING:	4,794,224
TOTAL WARRANTS VOTED:	0
TOTAL % OF WARRANTS VOTED:	0.00%

/s/ ALEXA KWAN
ALEXA KWAN
SCRUTINEER

ZYMEWORKS INC.

SPECIAL MEETING

HELD ON OCTOBER 7, 2022

FINAL REPORT ON BALLOT (COMBINED SECURITIES)

MOTION

Redomicile Resolution

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	Shares	Percentage
FOR THE MOTION:	34,612,420	94.84%

AGAINST THE MOTION:	1,830,919	5.02%

ABSTAIN THE MOTION:	52,983	0.14%

TOTAL:	36,496,322	100.00%

/s/ Alexa Kwan
Alexa Kwan

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. As Computershare has no direct access to intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC

SPECIAL MEETING

HELD ON OCTOBER 7, 2022

FINAL REPORT ON BALLOT (COMMON SHARES)

MOTION

Redomicile Resolution

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	Shares	Percentage
FOR THE MOTION:	29,073,873	93.92%

AGAINST THE MOTION:	1,828,159	5.91%

ABSTAIN THE MOTION:	52,983	0.17%

TOTAL:	30,955,015	100.00%

/s/ Alexa Kwan
Alexa Kwan

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic flies received by Computershare from intermediaries or their agents. As Computershare has no direct access to Intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.